Exhibit 99.1

Company contacts:

Bob Blair

Western Digital Investor Relations

949.672.7834

robert.blair@wdc.com

Jim Pascoe

Western Digital Corporation

408.717.5950

jim.pascoe@wdc.com

FOR IMMEDIATE RELEASE:

WESTERN DIGITAL ANNOUNCES FINANCIAL RESULTS FOR

FIRST QUARTER FISCAL 2016

IRVINE, Calif. — Oct. 28, 2015 — Western Digital® Corp. (NASDAQ: WDC) today reported revenue of $3.4 billion and net income of $283 million, or $1.21 per share, for its first fiscal quarter ended Oct. 2, 2015. On a non-GAAP basis, net income was $366 million, or $1.56 per share. In the year-ago quarter, the company reported revenue of $3.9 billion and net income of $423 million, or $1.76 per share. Non-GAAP net income in the year-ago quarter was $504 million, or $2.10 per share.

The company generated $545 million in cash from operations during the first fiscal quarter, ending with total cash and cash equivalents of $5.1 billion. It utilized $60 million to repurchase 0.7 million shares of its common stock. On Aug. 4, the company declared a cash dividend of $0.50 per share of its common stock, which was paid on Oct. 15.

“I am pleased with our execution and performance in the first fiscal quarter,” said Steve Milligan, chief executive officer of Western Digital. “We continue to benefit from our strong product and technology positioning in today’s storage market. I am very excited about our future and ability to create long term value in the evolving storage ecosystem, especially in light of our three recent announcements regarding the planned investment in our company by Unisplendour, the MOFCOM decision and our planned acquisition of SanDisk.”

Western Digital Announces Financial Results for First Quarter Fiscal 2016

The investment community conference call to discuss these results and our current outlook will be broadcast live over the Internet today at 2 p.m. Pacific/5 p.m. Eastern. The live and archived conference call webcast can be accessed online at investor.wdc.com. A quarterly fact sheet including our guidance for the second quarter fiscal 2016 will also be posted on our website at investor.wdc.com. The telephone replay number is 1-800-947-5189 in the U.S. or +1-203-369-3554 for international callers.

About Western Digital

Founded in 1970, Western Digital Corp. (NASDAQ: WDC), Irvine, Calif., is an industry-leading developer and manufacturer of storage solutions that enable people to create, manage, experience and preserve digital content. It is a long-time innovator in the storage industry. Western Digital Corporation is responding to changing market needs by providing a full portfolio of compelling, high-quality storage products with effective technology deployment, high efficiency, flexibility and speed. Its products are marketed under the HGST and WD brands to OEMs, distributors, resellers, cloud infrastructure providers and consumers. Financial and investor information is available on the company’s Investor Relations website at investor.wdc.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the federal securities laws. These forward-looking statements include, but are not limited to, statements regarding Western Digital’s product and technology positioning, the anticipated benefits and timing of the integration of HGST and WD, the investment in the company by Unisplendour Corporation and Western Digital’s proposed merger with SanDisk (including financing of the proposed transaction and the benefits, results, effects and timing of a transaction), all statements regarding Western Digital’s (and Western Digital’s and SanDisk’s combined) expected future financial position, results of operations, cash flows, dividends, financing plans, business strategy, budgets, capital expenditures, competitive positions, growth opportunities, plans and objectives of management, and statements containing the use of forward-looking words, such as “may,” “will,” “could,” “would,” “should,” “project,” “believe,” “anticipate,” “expect,” “estimate,” “continue,”

Western Digital Announces Financial Results for First Quarter Fiscal 2016

“potential,” “plan,” “forecast,” “approximate,” “intend,” “upside,” and the like, or the use of future tense. Statements contained herein concerning the business outlook or future economic performance, anticipated profitability, revenues, expenses, dividends or other financial items, and product or services line growth of Western Digital (and the combined businesses of Western Digital and SanDisk), together with other statements that are not historical facts, are forward-looking statements that are estimates reflecting the best judgment of Western Digital based upon currently available information. Statements concerning current conditions may also be forward-looking if they imply a continuation of current conditions.

Such forward-looking statements are inherently uncertain, and stockholders and other potential investors must recognize that actual results may differ materially from Western Digital’s expectations as a result of a variety of factors, including, without limitation, those discussed below. These forward-looking statements are based upon management’s current expectations and include known and unknown risks, uncertainties and other factors, many of which Western Digital is unable to predict or control, that may cause actual results, performance or plans to differ materially from those expressed or implied by such forward-looking statements, including: volatility in global economic conditions; business conditions and growth in the storage ecosystem; pricing trends and fluctuations in average selling prices; the availability and cost of commodity materials and specialized product components; actions by competitors; unexpected advances in competing technologies; the development and introduction of products based on new technologies and expansion into new data storage markets; and other risks and uncertainties listed in the company’s filings with the Securities and Exchange Commission (the “SEC”), including Western Digital’s most recent Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. You should not place undue reliance on these forward-looking statements, which speak only as of the date hereof, and Western Digital undertakes no obligation to update these forward-looking statements to reflect new information or events.

Western Digital Announces Financial Results for First Quarter Fiscal 2016

Risks and uncertainties related to the proposed merger include, but are not limited to, the risk that SanDisk’s stockholders do not approve the merger or that Western Digital’s stockholders do not approve the issuance of stock in the merger (to the extent such approval is required), potential adverse reactions or changes to business relationships resulting from the announcement, pendency or completion of the merger, uncertainties as to the timing of the merger, the possibility that the closing conditions to the proposed merger may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant a necessary approval, adverse effects on Western Digital’s stock price resulting from the announcement or completion of the merger, competitive responses to the announcement or completion of the merger, costs and difficulties related to the integration of SanDisk’s businesses and operations with Western Digital’s businesses and operations, the inability to obtain, or delays in obtaining, cost savings and synergies from the merger, uncertainties as to whether the completion of the merger or any transaction will have the accretive effect on Western Digital’s earnings or cash flows that it expects, unexpected costs, liabilities, charges or expenses resulting from the merger, litigation relating to the merger, the inability to retain key personnel, and any changes in general economic and/or industry-specific conditions. In addition to the factors set forth above, other factors that may affect Western Digital’s or SanDisk’s plans, results or stock price are set forth in Western Digital’s and SanDisk’s respective filings with the SEC, including Western Digital’s and SanDisk’s most recent Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Many of these factors are beyond Western Digital’s and SanDisk’s control. Western Digital and SanDisk caution investors that any forward-looking statements made by Western Digital or SanDisk are not guarantees of future performance. Neither Western Digital nor SanDisk intend, or undertake any obligation, to publish revised forward-looking statements to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events.

Western Digital Announces Financial Results for First Quarter Fiscal 2016

Important Additional Information and Where to find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication may be deemed to be solicitation material in respect of the proposed merger between Western Digital and SanDisk. In connection with the proposed merger, Western Digital intends to file a registration statement on Form S-4 with the SEC that contains a preliminary joint proxy statement of SanDisk and Western Digital that also constitutes a preliminary prospectus of Western Digital. After the registration statement is declared effective, Western Digital and SanDisk will mail the definitive joint proxy statement/prospectus to their respective stockholders. This material is not a substitute for the joint proxy statement/prospectus or registration statement or for any other document that Western Digital or SanDisk may file with the SEC and send to Western Digital’s and/or SanDisk’s stockholders in connection with the proposed merger. INVESTORS AND SECURITY HOLDERS OF WESTERN DIGITAL AND SANDISK ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE JOINT PROXY STATEMENT/PROSPECTUS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and security holders will be able to obtain copies of the joint proxy statement/prospectus (when filed) as well as other filings containing information about Western Digital and SanDisk, without charge, at the SEC’s website, http://www.sec.gov. Copies of the documents filed with the SEC by Western Digital will be available free of charge on Western Digital’s website at http://www.wdc.com. Copies of the documents filed with the SEC by SanDisk will be available free of charge on SanDisk’s website at http://www.sandisk.com.

Participants in Solicitation

Western Digital, SanDisk and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from their respective stockholders in favor of the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of stockholders in connection with the proposed transaction will be set forth in the joint proxy statement/prospectus

Western Digital Announces Financial Results for First Quarter Fiscal 2016

when it is filed with the SEC. You can find information about Western Digital’s executive officers and directors in Western Digital’s definitive proxy statement filed with the SEC on Sept. 23, 2015. You can find information about SanDisk’s executive officers and directors in its definitive proxy statement filed with the SEC on April 27, 2015. You can obtain free copies of these documents from Western Digital and SanDisk, respectively, using the contact information above. Investors may obtain additional information regarding the interest of such participants by reading the joint proxy statement/prospectus regarding the proposed merger when it becomes available.

###

Western Digital, WD and the WD logo are registered trademarks in the U.S. and other countries. HGST trademarks are intended and authorized for use only in countries and jurisdictions in which HGST has obtained the rights to use, market and advertise the brand. Other marks may be mentioned herein that belong to other companies.

WESTERN DIGITAL CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

(in millions; unaudited)

	Oct. 2, 2015	July 3, 2015
ASSETS
Current assets:
Cash and cash equivalents	$5,081	$5,024
Short-term investments	347	262
Accounts receivable, net	1,616	1,532
Inventories	1,260	1,368
Other current assets	351	331

Total current assets	8,655	8,517
Property, plant and equipment, net	2,890	2,965
Goodwill	2,766	2,766
Other intangible assets, net	319	332
Other non-current assets	631	601

Total assets	$15,261	$15,181

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$1,799	$1,881
Accrued expenses	528	470
Accrued compensation	336	330
Accrued warranty	141	150
Revolving credit facility	255	255
Current portion of long-term debt	172	156

Total current liabilities	3,231	3,242
Long-term debt	2,109	2,156
Other liabilities	585	564

Total liabilities	5,925	5,962
Total shareholders’ equity	9,336	9,219

Total liabilities and shareholders’ equity	$15,261	$15,181

WESTERN DIGITAL CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(in millions, except per share amounts; unaudited)

	Three Months Ended
	Oct. 2, 2015	Oct. 3, 2014
Revenue, net	$3,360	$3,943
Cost of revenue	2,405	2,794

Gross profit	955	1,149

Operating expenses:
Research and development	385	437
Selling, general and administrative	192	220
Charges related to arbitration award	—	14
Employee termination, asset impairment and other charges	56	9

Total operating expenses	633	680

Operating income	322	469
Net interest and other	(8)	(9)

Income before income taxes	314	460
Income tax provision	31	37

Net income	$283	$423

Income per common share:
Basic	$1.23	$1.81

Diluted	$1.21	$1.76

Weighted average shares outstanding:
Basic	231	234

Diluted	234	240

WESTERN DIGITAL CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in millions; unaudited)

	Three Months Ended
	Oct. 2, 2015	Oct. 3, 2014
Operating Activities
Net income	$283	$423
Adjustments to reconcile net income to net cash provided by operations:
Depreciation and amortization	236	289
Stock-based compensation	42	39
Deferred income taxes	(7)	10
Loss on disposal of assets	—	4
Non-cash portion of employee termination, asset impairment and other charges	18	1
Changes in operating assets and liabilities, net	(27)	61

Net cash provided by operating activities	545	827

Investing Activities
Purchases of property, plant and equipment	(151)	(160)
Purchases of investments	(236)	(120)
Proceeds from sales and maturities of investments	124	166
Other investing activities, net	(10)	(12)

Net cash used in investing activities	(273)	(126)

Financing Activities
Employee stock plans, net	(9)	2
Repurchases of common stock	(60)	(223)
Dividends paid to shareholders	(115)	(94)
Repayment of debt	(31)	(31)

Net cash used in financing activities	(215)	(346)

Net increase in cash and cash equivalents	57	355
Cash and cash equivalents, beginning of period	5,024	4,804

Cash and cash equivalents, end of period	$5,081	$5,159

WESTERN DIGITAL CORPORATION

GAAP TO NON-GAAP NET INCOME RECONCILIATION

(in millions, except per share amounts; unaudited)

	Three Months Ended
	Oct. 2, 2015	Oct. 3, 2014
GAAP net income	$283	$423
Non-GAAP adjustments:
Amortization of intangible assets	25	46
Employee termination, asset impairment and other charges	56	9
Charges related to arbitration award	—	14
Other	2	12

Non-GAAP net income	$366	$504

Diluted net income per common share:
GAAP	$1.21	$1.76

Non-GAAP	$1.56	$2.10

Weighted average shares outstanding:

Diluted	234	240

The table above sets forth non-GAAP net income and non-GAAP diluted net income per common share. These non-GAAP net income and diluted net income per common share measures exclude amortization of intangible assets related to acquisitions, certain employee termination, asset impairment and other charges, certain charges related to an arbitration award and other charges that are unusual, non-recurring or may not be indicative of ongoing operations. The company believes that non-GAAP net income and non-GAAP earnings per share are useful measures to investors as an alternative method for measuring the company’s earnings performance and comparing it against prior periods. The presentation of these adjusted amounts vary from numbers presented in accordance with U.S. GAAP and therefore may not be comparable to amounts reported by other companies. The tax effect of the aforementioned items was not material to the condensed consolidated statements of income for the three months ended October 2, 2015 and October 3, 2014.